UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Wilshire Boulevard, Suite 150, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)
The Broadway Financial Corporation (the “Company”) Annual Meeting of Stockholders was held on June 17, 2026.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and there was no solicitation in opposition to the Company's Board of Directors solicitations.

(b)	Stockholders voted on the matters set forth below:

1.
The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 30, 2026 were elected to serve until the Annual Meeting of Stockholders to be held in the year 2029 or until their respective successors are duly elected and qualified, based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Brian E. Argrett	2,599,102	84,212	1,010,675
Mary Ann Donovan	2,244,672	438,642	1,010,675
Mary M. Hentges	2,595,986	87,328	1,010,675

2.
The proposal to ratify on an advisory (non-binding) basis the appointment of Crowe LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2026 was approved based upon the following votes:

Votes for approval	3,551,552
Votes against	132,899
Abstentions	9,538

3.	The proposal to approve the Company’s executive compensation on an advisory (non-binding) basis was approved based upon the following votes:

Votes for approval	2,508,990
Votes against	164,287
Abstentions	10,037
Broker Non-Votes	1,010,675

4.	Our stockholders selected on an advisory (non-binding) basis the frequency of future advisory votes to approve the Company’s executive compensation as set forth in the table below:

Votes for 1 Year	2,654,844
Votes for 2 Years	7,272
Votes for 3 Years	19,527
Abstentions	1,671
Broker Non-Votes	1,010,675

The Company has decided, consistent with the majority of the votes cast at the Annual Meeting of Stockholders, that future advisory votes to approve the Company’s executive compensation be held annually.

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 to this report is the presentation for the Company’s Annual Meeting of Stockholders held on June 17, 2026, which is posted as a presentation in the “Investor Relations” page of its website, www.cityfirstbank.com.  The information contained in this Current Report on Form 8-K that is furnished as Exhibit 99.1 is incorporated herein solely for purposes of this Item 7.01 disclosure. Such presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation dated June 17, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: June 23, 2026	By:	/s/ Zack Ibrahim
Zack Ibrahim
Executive Vice President and
Chief Financial Officer